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                                                                     EXHIBIT 10A






                                 RICHLAND MALL
                            QUAKERTOWN, PENNSYLVANIA




                          PURCHASE AND SALE AGREEMENT



                                    BETWEEN



                                 EML ASSOCIATES
                         a New York general partnership


                                   AS SELLER


                                      AND



                          WEINGARTEN PROPERTIES, INC.
                           a Pennsylvania Corporation


                                  AS PURCHASER




                            As of November 19, 1998




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                          PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made as of the 19th day of November, 1998, by and between EML ASSOCIATES, a New York general partnership ("Seller"), having an office at 1290 Avenue of the Americas, New York, New York 10104, and Weingarten Properties, Inc, a Pennsylvania corporation ("Purchaser") having an office at One Wynnewood Road, Suite 200, Wynnewood, PA 19096.

                                  WITNESSETH:


                                   ARTICLE I

                               PURCHASE AND SALE

         1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

                  (a) that certain tract or parcel of land situated in Quakertown, Richland Township, Bucks County, Pennsylvania, more particularly described on Exhibit A attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys, easements or rights-of-way (the property described in clause (a) of this Section 1. 1 being herein referred to collectively as the "Land");

                  (b) the buildings, structures, fixtures and other improvements on the Land, including specifically, without limitation, that certain shopping center located thereon having a street address of 309 West End Boulevard (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

                  (c) all of Seller's right, title and interest in and to all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash) used exclusively in connection with the operation of the Land and the Improvements and only as specifically described on Exhibit B attached hereto and made a part hereof (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");

                  (d) all of Seller's right, title and interest in and to all agreements listed and described on Exhibit C (the "Lease Schedule") attached hereto and made a part hereof, pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than


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Seller (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Leases"); and

                  (e)      all of Seller's right, title and interest in and to
(i) all assignable contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit D (the "Operating Agreements Schedule") attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof), including specifically, without limitation, all assignable equipment leases, (ii) all assignable existing warranties and guaranties (expressed or implied) issued to Seller in connection with the Improvements or the Personal Property, (iii) all assignable names and other identifying materials used in connection with the Property except those owned by tenants of the Property, which Seller has the right to use and (iv) all assignable governmental permits, approvals or licenses granted with respect to the ownership, construction, use, occupancy and operation of the Property which are in the name of Seller (the property described in this Section 1. 1 (e) being sometimes herein referred to collectively as the "Intangibles").

         1.2 Property Defined. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

         1.3. Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to
Article II hereof (herein referred to collectively as the "Permitted
Exceptions").

         1.4 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for a total of NINE MILLION, ONE HUNDRED THOUSAND DOLLARS ($9,100,000.00) (the "Purchase Price").

         1.5 Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

         1.6 Earnest Money. Simultaneously with the execution and delivery of this Agreement, Purchaser is depositing with Commonwealth Land Title Insurance Company ("Escrow Agent"), having its office at Two Logan Square, Suite 500, Philadelphia, PA, Attention: Robert Hassel, the sum of Two Hundred Thousand and No/100 Dollars ($200,00.00) (the "Earnest Money") in good funds, either by certified bank or cashier's check or by federal wire transfer. The Escrow Agent shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of an escrow agreement entered into among Seller, Purchaser and Escrow Agent simultaneously with the execution of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and



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shall be distributed as Earnest Money in accordance with the terms of this
Agreement.

         1.7 Independent Contract Consideration. In addition to the Earnest Money, Purchaser shall, concurrently with its execution hereof, deliver to Seller a check in the amount of ONE HUNDRED DOLLARS AND NO/100 ($100.00), which amount Seller and Purchaser agree has been bargained for as consideration for Seller's execution and delivery of this Agreement and Purchaser's right to inspect the Property pursuant to Article III. Such sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.


                                   ARTICLE II

                                TITLE AND SURVEY

         2.1 Title Examination, Commitment for Title insurance. Seller has obtained and delivered, or shall obtain and deliver, at Purchaser's expense if Closing is completed, to Purchaser and the surveyor preparing the Survey, from Commonwealth Land Title Insurance Company acting through its agent, Royal Abstract of New York, LLC (the "Title Company"), an ALTA title insurance commitment (the "Title Commitment") covering the Property and a copy of each document referenced in the Title Commitment as an exception to title the Property. Purchaser shall have until the date (the "Title Exam Deadline"), which is 10 days prior to the expiration of the Inspection Period (defined in Section 3.1 hereof) to review the Title Commitment and at Closing, at Purchaser's expense, obtain from the Title Company an Owner's Policy of Title Insurance in the full amount of the Purchase Price pursuant to Section 2.4 hereof. Notwithstanding the foregoing, if the Survey is not delivered to Purchaser at least (15) days prior to the Title Exam Deadline, the Title Exam Deadline shall be extended to a date which is fifteen (15) day's after Purchaser's receipt of the Survey.

         2.2 Survey. Seller has obtained and delivered, or shall obtain and deliver to Purchaser and the Title Company, at the Purchaser's expense if Closing is completed from a surveyor or surveying firm licensed by the state in which the Property is located, an ALTA survey of the Property (the "Survey") reflecting the total area of the Property, the location of all improvements, recorded easements and encroachments, if any, located thereon and other matters of record with respect thereto. The cost of the survey shall be $4,200 plus any additional sums that may be incurred if Purchaser or its lender requires any additional survey work.

         2.3      Title Objections: Cure of Title Objections.

                  (a) Purchaser shall have until the Title Exam Deadline to notify Seller in writing of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitment or the Survey. Any item contained in the Title Commitment or matter shown on



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the Survey to which Purchaser does not object prior to the Title Exam Deadline by timely written notice shall be deemed a Permitted Exception. Time is of the essence with respect to the provisions of this Section 2.3.

                  (b) In the event Purchaser shall notify Seller of objections to title or matter of survey shown on the Survey prior to the Title Exam Deadline, Seller shall have the right, but not the obligation, to cure such objections. Within five (5) days after receipt of Purchaser's notice of objections, Seller shall notify Purchaser in writing whether Seller elects to attempt to cure such objections. If Seller elects to attempt to cure, and provided that Purchaser shall not have terminated this Agreement in accordance with Section 3.2 hereof, Seller shall have until the date of Closing to attempt to remove, satisfy or cure the same and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required, but in no event shall the adjournment exceed thirty (30) days after the date for Closing set forth in Section 4.1 hereof. If Seller elects not to cure any objections specified in Purchaser's notice, or if Seller is unable to effect a cure prior to the Closing (or any date to which the Closing has been adjourned), Purchaser shall have the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure, and without reduction of the Purchase Price; (ii) to terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser as Purchaser's sole remedy; and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement, or (iii) notwithstanding anything contained herein to the contrary, Seller shall be required to remove all mortgages which are recorded against the Property and to either cure or cause the Title Company to insure Purchaser free of any judgments or other monetary liens of an ascertainable amount against Seller. If Seller notices Purchaser that Seller does not intend to attempt to cure any title objection; or if, having commenced attempts to cure any objection, Seller later notifies Purchaser that Seller will be unable to effect a cure thereof, Purchaser shall, within five (5) days after such notice has been given, notify Seller in writing whether Purchaser shall elect to accept the conveyance under clause (i) or to terminate this Agreement under Clause (ii). If Purchaser fails to give timely notice of its election to terminate this Agreement, Purchaser shall be deemed to have elected to accept title subject to such exception without adjustment of the Purchase Price.

         2.4 Conveyance of Title. At Closing, Seller shall convey and transfer to Purchaser such title to the Property as shall be good and marketable as will enable the Title Company to issue to Purchaser, at Purchaser's expense, an ALTA 1992 Owner's Policy of Title Insurance (the "Title Policy") covering the Property, in the full amount of the Purchase Price, at regular rates provided, however, Purchaser agrees to accept title to the Property subject to judgments and unsettled taxes against Seller provided the Title Company insures Purchaser free of such judgments and unsettled taxes. Notwithstanding anything contained herein to the contrary, the



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Property shall be conveyed subject to the following matters, which shall be deemed to be Permitted Exceptions:

                  (a) the rights of tenants, as tenants only, under the Leases and any new Leases entered into between the Effective Date and Closing and, where required, approved by Purchaser in accordance with the terms of this Agreement;

                  (b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

                  (c) items appearing of record or shown on the Survey and, in either case, not objected to by Purchaser or waived or deemed to be waived by Purchaser in accordance with Sections 2.3 or 2.5 hereof; and

                  (d) any and all assessments becoming liens subsequent to the date hereof, and in addition if at the date hereof the Property or any part thereof shall be or shall have been affected by any assessment or assessments which are payable in installments or may be paid in installments without penalty (other than interest), Purchaser shall pay all such installments which shall become due and payable or which may be paid without penalty (other than interest) after the date hereof, except that any installment relating to the current fiscal year (with any interest thereon) shall be apportioned between the parties at Closing.

         2.5 Pre-Closing "Gap" Title Defects. Whether or not Purchaser shall have furnished to Seller any notice of title objections pursuant to the foregoing provisions of this Agreement, Purchaser may, at or prior to Closing, notify Seller in writing of any objections to title first raised by the Title Company or the Surveyor between (a) the date which is the earlier of (i) the effective date of Purchaser's Title Commitment referred to above or (ii) the expiration of the Inspection Period, and (b) the date on which the transaction contemplated herein is scheduled to close. With respect to any material objections to title set forth in such notice, Seller shall have the same option to cure and Purchaser shall have the same option to accept title subject to such matters or to terminate this Agreement as those which apply to any notice of objections made by Purchaser before the expiration of the Inspection Period. If Seller elects to attempt to cure any such matters, the date for Closing shall be automatically extended by a reasonable additional time to effect such a cure, but in no event shall the extension exceed thirty (30) days after the date for Closing set forth in Section 4.1 hereof.

                                  ARTICLE III

                               INSPECTION PERIOD

         3.1 Right of Inspection. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on December 20, 1998 (hereinafter referred to as



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the "Inspection Period"), Purchaser shall have the right to make a physical inspection of the Property and to examine at such place or places at the Property, in the offices of the property manager or elsewhere as the same may be located, any operating files maintained by Seller or its property manager in connection with the leasing, current maintenance and/or management of the Property, including, without limitation, the Leases, lease files, Operating Agreements, insurance policies, bills, invoices, receipts and other general records relating to the income and expenses of the Property, correspondence, surveys, plans and specifications, warranties for services and materials provided to the Property, environmental audits and similar materials, but excluding materials not directly related to the leasing, current maintenance and/or management of the Property such as, without limitation, Seller's internal memoranda, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, elective or confidential information. Purchaser understands and agrees that any on-site inspections of the Property shall be conducted upon at least twenty-four (24) hours' prior written notice to Seller and in the presence of Seller or its representative. Such physical inspection shall not unreasonably interfere with the use of the Property by Seller or its tenants nor shall Purchaser's inspection damage the Property in any respect. Such physical inspection shall not be invasive in any respect (unless Purchaser obtains Seller's prior written consent), and in any event shall be conducted in accordance with standards customarily employed in the industry and in compliance with all governmental laws, rules and regulations. Following each entry by Purchaser with respect to inspections and/or tests on the Property. Purchaser shall restore the Property to a condition which is as near to its original condition as existed prior to any such inspections and/or tests. Seller shall cooperate with Purchaser in its due diligence but shall not be obligated to incur any liability or expense in connection therewith. Purchaser shall not contact any tenants of the Property without obtaining Seller's prior written consent which will not be unreasonably withheld, conditioned or delayed, and shall be conditioned on Seller or its agent accompanying Purchaser at such meeting with any tenant. and shall not disrupt Seller's or Seller's tenants' activities on the Property. Purchaser agrees to indemnify against and hold Seller harmless from any claim for liabilities, costs, expenses (including reasonable attorneys' fees actually incurred) damages or injuries arising out of or resulting from the inspection of the Property by Purchaser or its agents, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement. All inspections shall occur at reasonable times agreed upon by Seller and Purchaser. In order to aid Purchaser in the investigation, Seller shall promptly deliver or make available such reasonable information included in the scope of this Section 3.1 which is requested by the Purchaser, including, but not limited to, copies of leases and copies of income and expenses statements for 1996 through 1998.

         3.2 Right of Termination. Seller agrees that in the event Purchaser determines (such determination to be made in Purchaser's sole and absolute discretion) that the Property is not suitable for its purposes, Purchaser shall have the right to terminate this Agreement by giving written notice thereof to Seller prior to the expiration of the Inspection Period. If Purchaser gives such notice of termination within the Inspection Period, this Agreement shall terminate and the



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Earnest Money shall be returned to Purchaser. Time is of the essence with respect to the provisions of this Section 3.2. If Purchaser fails to give Seller a notice of termination prior to the expiration of the Inspection Period, Purchaser shall no longer have any right to terminate this Agreement under this Section 3.2 and (subject to the provisions of Section 2.5) shall be bound to proceed to Closing and consummate the transaction contemplated hereby pursuant to the terms of this Agreement.

         3.3 No Liens Permitted. Nothing contained in this Agreement shall be deemed or construed in any way as constituting the consent or request of Seller, express or implied by inference or otherwise, to any party for the performance of any labor or the furnishing of any materials to the Property or any part thereof, nor as giving Purchaser any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any liens against the Property or any part thereof. Prior to permitting any party to enter the Property prior to closing for the purpose of performing any services or supplying any materials for which such party could claim a mechanic's lien against the Property or any part thereof, Purchaser shall cause to be filed in the applicable public filing office, a waiver of mechanic's liens in form satisfactory to Seller by each of the parties performing such work.


                                   ARTICLE IV

                                    CLOSING

         4.1 Time and Place. The consummation of the transaction contemplated hereby ("Closing") shall be held at the offices of Wolf, Block, Schorr and Solis-Cohen LLP at 12th Floor Packard Building, 15th & Chestnut Streets at 10:00 a.m. on January 20, 1999 or at such earlier date as Seller and Purchaser may mutually agree upon in writing; at Purchaser's option, Purchaser may close by mailing all documents and wiring all funds to the Title Company prior to the date of Closing. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

         4.2      Seller's Obligations at Closing.  At Closing, Seller shall:

                  (a) deliver to Purchaser a duly executed special warranty deed (the "Deed") in recordable form, conveying the Land and Improvements, subject only to the Permitted Exceptions; the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;



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                  (b)      deliver to Purchaser a duly executed bill of sale
conveying the Personal Property with special warranty of title against Seller's acts however without warranty, expressed or implied, as to merchantability and fitness for any purpose;

                  (c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases by duly executed assignment and assumption agreement pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to the Leases arising prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to the Leases arising from and after the Closing, including without limitation, claims made by tenants with respect to tenants' security deposits to the extent paid, credited or assigned to Purchaser;

                  (d) to the extent assignable, assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements and the other Intangibles by duly executed assignment and assumption agreement pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to the Operating Agreements or the other Intangibles arising prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to the Operating Agreements or the other Intangibles arising from and after the Closing;

                  (e) deliver to Purchaser such Tenant Estoppels (as defined in Section 5.4(b) hereof) as are in Seller's possession;

                  (f) join with Purchaser to execute a notice in form and content reasonably satisfactory to Purchaser and Seller which Purchaser shall send to each tenant under each of the Leases informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable, Purchaser's assumption of Seller's obligations with respect to any security deposits) and directing that all rent and other sums payable after the Closing under each such Lease shall be paid as set forth in the notice;

                  (g) deliver to Purchaser a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer thereof, stating that the representations and warranties of Seller contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in Sections 5.1(b)(c)(e)(g)(h) and (i) hereof to reflect any changes therein including, without limitation, any changes resulting from actions under
Section 5.4 hereof) or identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control



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of Seller to prevent; provided, however, that the occurrence of a material or adverse change which is beyond the reasonable control of Seller to prevent shall, if it arises under Sections 5.1(b) subsequent to the Inspection Period, 5.1(c) subsequent to the Inspection Period except for future tenant defaults, 5.1(d), 5.1(g) subsequent to the Inspection Period, and 5.1 (i) subsequent to the Inspection Period and 5.1(k), constitute the non-fulfillment of the condition set forth in Section 4.6(b) entitling Purchaser to terminate this Agreement; if, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

                  (h) deliver to Purchaser such evidence as Purchaser's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

                  (i) deliver to Purchaser an affidavit duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act;

                  (j) deliver to Purchaser the originals (if available) of the Leases, Operating Agreements and licenses and permits, if any, in the possession of Seller or Seller's agents, together with such leasing and property files and records which are material in connection with the continued operation, leasing and maintenance of the Property. Purchaser shall cooperate with Seller for a period of seven (7) years after Closing in case of Seller's need in response to any legal requirement, a tax audit, tax return preparation or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times to examine and make copies of any and all instruments, files and records, which right shall survive the Closing;

                  (k) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions; and

                  (1) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

                  (m) deliver a closing statement setting forth all credits, adjustments and prorations made at the Closing in form and content reasonably satisfactory to Purchaser and Seller;

                  (n) deliver a certified updated Rent Roll for the Property in some format as that set forth in Exhibit C attached hereto.



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         4.3      Purchaser's Obligations at Closing.  At Closing, Purchaser
shall:

                  (a) pay to Seller the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.5 above, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;

                  (b) join Seller in execution of the instruments described in Sections 4.2(c), 4.2(d), and 4.2(f) above;

                  (c) deliver to Seller a letter duly executed by Purchaser, confirming that Purchaser is not acquiring the Property in whole or part with the assets of an employee benefit plan (an "Employee Benefit Plan") as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, in the event Purchaser is unable or unwilling to make such a representation, Purchaser shall be deemed to be in default hereunder, and Seller shall have the right to terminate this Agreement and to receive and retain the Earnest Money;

                  (d) deliver to Seller such evidence as Seller's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

                  (e) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

         4.4      Credits and Prorations.

                  (a) The following shall be apportioned with respect to the Property as of 12:01 a.m., on the day of Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs:

                           (i)      rents, if any, as and when collected (the
term "rents" as used in this Agreement includes all payments due and payable by tenants under the Leases);

                           (ii)     taxes (including personal property taxes on
the Personal Property) and assessments levied against the Property;

                           (iii)    payments under the Operating Agreements;

                           (iv)     gas, electricity and other utility charges
for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing; and



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                           (v)      any other operating expenses or other items
pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located.

                  (b) Notwithstanding anything contained in the foregoing provisions:

                           (i)      At Closing, (A) Seller shall, at Seller's
option, either deliver to Purchaser any security deposits actually held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such security deposits (to the extent such security deposits are not applied against delinquent rents or otherwise as provided in the Leases prior to the Effective Date), and (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits. Between the Effective Date and Closing, Seller shall not apply any security deposits to defaults by tenants without first obtaining the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

                           (ii)     Any taxes paid at or prior to Closing shall
be prorated based upon the amounts actually paid. If taxes and assessments for the current year have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon 102% of the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves following Closing.

                           (iii)    Charges referred to in Section 4.4(a) above
which are payable by any tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. If Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall credit to Seller an amount equal to all such charges so paid by Seller.

                           (iv)     Seller shall receive the entire advantage
of any discounts for the prepayment by it of any taxes, water rates or sewer rents.

                           (v)      As to gas, electricity and other utility
charges referred to in Section 4.4(a)(iv) above, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled



                                      11-
thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing.

                           (vi)     The Personal Property is included in this
sale, without further charge, except that (A) Purchaser agrees to purchase from Seller, at Seller's cost, and pay for at Closing, the fuel and any supplies which are in unopened containers on the Property at the time of Closing, the amount of fuel and such supplies and the cost thereof to be determined as of the day before the date of Closing by a certificate of an agent or employee of Seller, and (B) Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the Personal Property and Purchaser shall execute and deliver any tax returns required of it in connection therewith, said obligations of Purchaser to survive Closing.

                           (vii)    Purchaser shall be responsible for the
payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) (1) as a result of any renewals or expansions of existing Leases, approved or deemed approved in accordance with Section 5.4 hereof, between the Effective Date and the date of Closing, and (2) under any new Leases, approved or deemed approved in accordance with Section 5.4 hereof, entered into between the Effective Date and the date of Closing, and (B) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the date of Closing. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buy out costs, and moving, design, refurbishment and club membership allowances. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the date of Closing.

                           (viii)   Unpaid and delinquent rent collected by
Seller and Purchaser after the date of Closing shall be delivered as follows:
(a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that (i) all rent received by Seller or Purchaser shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity (i.e., most recent rent first). Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to



                                      12-
institute any lawsuit or other collection procedures to collect delinquent rents. In the event that there shall be any rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller's portion thereof shall be remitted promptly to Seller by Purchaser.

                  (c)      The provisions of this Section 4.4 shall survive
Closing.

         4.5 Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction and (b) one-half (1/2) of any escrow fee which may be charged by the Escrow Agent or Title Company (c) one-half of any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property. Purchaser shall pay
(u) the fees of any counsel representing Purchaser in connection with this transaction; (v) pay, or reimburse Seller for, the fee for the title examination and the Title Commitment and the premium for the Owner's Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing; (w) pay or reimburse Seller for the cost of the Survey; (x) the fees for recording the deed conveying the Property to Purchaser; (y) one-half any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property; and (z) one-half (1/2) of any escrow fees charged by the Escrow Agent or Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

         4.6 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

                  (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2.

                  (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement or not adverse to Purchaser).

                  (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.



                                      13-

                  (d) Seller shall have paid and/or satisfied any mortgages which are recorded against the Property and cured or caused the Title Company to insure Purchaser free of any judgments or other monetary liens of an ascertainable amount against Seller.

         4.7 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

                  (a) Seller shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

                  (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3.

                  (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

                  (d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.


                                   ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective
Date:

                  (a) Organization and Authority. Seller has been duly organized and is validly existing under the laws of New York. Seller has the full right and authority to enter into this Agreement and, subject to the provisions of Section 10.6 hereof, to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so.

                  (b) Pending Actions. To Seller's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against the Property or the transaction contemplated by this Agreement, which, if adversely determined, could individually or in the aggregate have a material adverse effect on title to the




                                      14-

Property or any portion thereof or which could in any material way interfere with the consummation by Seller of the transaction contemplated by this Agreement.

                  (c) Leases. Seller is the lessor or landlord or the successor lessor or landlord under the Leases. Except as set forth in the Lease Schedule, to Seller's knowledge, there are no other leases or occupancy agreements to which Seller is a party affecting the Property. Except as otherwise set forth in the Leases or on the Lease Schedule, to Seller's knowledge, no presently effective rent concessions have been given to any tenants and no rent has been paid in advance by any tenants respecting a period subsequent to the Closing. Except as may be disclosed on the Lease Schedule, to Seller's knowledge no tenants have asserted in writing any claims, defenses or offsets to rent accruing from and after the date of Closing. To Seller's knowledge, except as disclosed to Purchaser or set forth in the Lease Schedule, no material default, delinquency or breach exists on the part of any tenant. There are no material defaults or breaches on the part of the landlord under any Lease. In the event that any Tenant Estoppel delivered to Purchaser with respect to any Lease shall contain any statement of fact, information or other matter which is inconsistent with the matters stated in Seller's representations in this Section 5.1(c), the Tenant Estoppel shall control and Seller shall have no liability for any claim based upon a breach of representation regarding such statement of fact, information or other matter contained in the Tenant Estoppel. Notwithstanding anything to the contrary contained in this Agreement, Seller does not represent or warrant that any particular Lease will be in force or effect at Closing or that the tenants under the Leases will have performed their obligations thereunder, but Landlord will warrant that Landlord has fulfilled its material obligations under the Leases between the Effective Date and Closing. The termination of any Lease prior to Closing by reason of the tenant's default shall not affect the obligations of Purchaser under this Agreement to complete closing in any manner or entitle Purchaser to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Purchaser. Seller cannot terminate, amend, modify or cancel between the expiration of the Inspection Period and Closing, any lease for the Property, even for default, without the consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed and shall be deemed approved if not disapproved within five (5) days after Purchaser's receipt of notice of Seller's intention to terminate.

                  (d) Lease Brokerage. To Seller's knowledge, there are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property as of the Effective Date which would be payable subsequent to Closing, other than as disclosed in the Leases, the Lease Schedule, or in the Lease files to be made available to Purchaser during the Inspection Period.

                  (e) No Violations. To Seller's knowledge, Seller has not received prior to the Effective Date any written notification from any governmental or public authority (i) that the Property is in violation of any applicable fire, health, building, use, occupancy or zoning laws



                                      15-
where such violation remains outstanding and, if unaddressed, would have a material adverse effect on the use of the Property as currently owned and operated or (ii) that any work is required to be done upon or in connection with the Property, where such work remains outstanding and, if unaddressed, would have a material adverse effect on the use of the Property as currently owned and operated.

                  (f) Taxes and Assessments. True and complete copies of the most recent real estate tax bills for the Property received by Seller have been delivered to Purchaser. Except as disclosed to Purchaser, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property.

                  (g) Condemnation. To Seller's knowledge, no condemnation proceedings relating to the Property are pending or threatened.

                  (h) Insurance. To Seller's knowledge, Seller has not received any written notice from any insurance company or board of fire underwriters of any defects or inadequacies in or on the Property or any part or component thereof that would materially and adversely affect the insurability of the Property or cause any material increase in the premiums for insurance for the Property that have not been cured or repaired.

                  (i) Environmental Matters. Except as set forth in the environmental report of Earth Tech, dated September 15, 1998, a copy of which has been delivered to Purchaser or as otherwise disclosed to Purchaser, to Seller's knowledge, Seller has received no written notification that any governmental or quasi governmental authority has determined that there are any violations of environmental statutes, ordinances or regulations affecting the Property or any underground tanks located on the Property. As used herein, "Hazardous Substances" means all hazardous or toxic materials, pollutants, contaminants or wastes currently identified as hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (commonly known as "CERCLA"), as amended, the Superfund Amendments and Reauthorization Act (commonly known as "SARA"), the Resource Conservation and Recovery Act (commonly known as "RCRA"), or any other federal, state or local legislation or ordinances applicable to the Property.

                  (j) Contracts. There are no service or other contracts affecting the Property except (i) those Operating Agreements set forth on Exhibit D; (ii) those that will be terminated as of Closing (including the current management contract for the Property) or (iii) those other contracts if any, that are made available to Purchaser during the Inspection Period.

                  (k) Tenant Improvements. All tenant improvement work for Leases in effect as of the Effective date shall have been completed and shall be paid in full by the date of Closing.



                                      16-

                  (l) Documents. The documents Seller shall make available to Purchaser pursuant to Section 3.1 of this Agreement shall be true and complete in all material respects.

                  (m) Tenant Inducements. All free rent periods moving expense reimbursements, tenant improvement allowances and similar tenant inducements for the current Leases will have expired by the date of Closing.

         5.2 Knowledge Defined. References to the "knowledge" of Seller shall refer only to the actual knowledge of the Designated Employees (as hereinafter defined) of Lend Lease Real Estate Investments, Inc. ("Lend Lease"), the manager of this asset for Seller, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, Lend Lease or any affiliate of either of them, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or Lend Lease or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "Designated Employees" shall refer to David Denney and Mark Hillis. Mark Hillis has been assistant portfolio manager of the Property for approximately the last eighteen (18) months.

         5.3      Survival of Seller's Representations and Warranties.

                  (a) Except as otherwise provided in subsection (b) below, the representations and warranties of Seller set forth in Section 5.1 as updated by the certificate of Seller to be delivered to Purchaser at Closing in accordance with Section 4.2(g) hereof, shall survive Closing for a period of six (6) months. No claim for a breach of any representation or warranty of Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter of which Purchaser had actual written knowledge prior to Closing, (b) unless the valid claims for all such breaches collectively aggregate more than Fifty Thousand Dollars ($50,000), in which event the full amount of such claims shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said six (6) month period and an action shall have been commenced by Purchaser against Seller within thirty (30) days after the termination of the six (6) month survival period provided for above in this
Section 5.3. Purchaser agrees to first seek recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such insurance policies, service contracts or Leases. As used herein, the term "Cap" shall mean the total aggregate amount of Five Hundred Thousand Dollars ($500,000). In no event shall Seller's aggregate liability to Purchaser for breach of any representation or warranty of Seller in this Agreement, the certificate to be delivered by Seller at Closing pursuant to Section 4.2(g) hereof and for any other claim, cause of action, or liability of any kind, arising out of or relating directly or indirectly to this Agreement (whether in contract, tort or otherwise) exceed the amount of the Cap. If Purchaser has to commence litigation to



                                      17-
collect any sums under this Section 5.3(a), Purchaser shall also be entitled to collect its reasonable attorney fees and court costs if Purchaser prevails in such litigation.

                  (b) Notwithstanding any provision to the contrary set forth in this Agreement, the warranties and representations of Seller set forth in Sections 5.1(c) with respect to Leases for which a Tenant Estoppel is delivered pursuant to Section 5.4(b) and in Sections 5.1(e) and (g) above (all herein called the "Non-Surviving Warranties") shall not survive Closing. If Purchaser determines or should reasonably have determined that any of the surviving warranties or any of the Non-Surviving Warranties are breached prior to the Closing, Purchaser's sole right and remedy shall be to terminate this Agreement by giving to Seller written notice of such termination within ten
(10) days after Purchaser has actual written knowledge of the breach of such warranty. If Purchaser fails to give such written termination notice to Seller within such time period, Purchaser shall be deemed to have waived any right or remedy (including, without limitation, any right under this Agreement to terminate this Agreement) against Seller by reason of the breach of such warranty. Purchaser shall, prior to the Closing, make its own independent investigation and determination as to the truth and accuracy of the Non-Surviving Warranties. If Purchaser shall complete Closing under this Agreement, Purchaser shall be deemed to have conclusively determined that the Non-Surviving Warranties are true and correct, and Purchaser shall be deemed to have waived any claim against Seller by reason of a breach of any of the Non-Surviving Warranties.

         5.4 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

                  (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof. Purchaser shall accept the Property at the time of Closing in the same condition as the same are as of the date of this Agreement, as such condition shall have changed by reason of normal wear and tear. Notwithstanding that Seller has no obligation to make any structural repairs or any replacements required by reason of wear and tear, Seller may, at its option, make any such structural repairs and any replacements prior to the Closing if Seller believes such structural repairs and any replacements are necessary to comply with its obligations under one or more of the Leases, or legally required to protect the Property, but Seller shall first give written notice thereof to Purchaser specifying the nature of the work, the cost and the contractor and obtain Purchaser's prompt approval thereof or Purchaser's approval with such changes as Purchaser deems necessary. The reasonable cost of such structural repairs and any replacements shall be added to the Purchase Price and shall be payable by Purchaser to Seller at Closing. Seller shall continue, at Seller's expense, through Closing making any repairs normally made in the ordinary course of business.

                  (b) Seller shall use reasonable efforts (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing, a written estoppel certificate in



                                      18-
the form of Exhibit E attached hereto or any similar form required by Purchaser's lender and made a part hereof signed by each tenant occupying space in the Improvements. The signed certificates are referred to herein as the "Tenant Estoppels". Notwithstanding the foregoing, Purchaser may terminate this Agreement and have the Earnest Money returned if Seller fails to deliver to Purchaser by Closing Tenant Estoppels from (i) Bon Ton Department Stores, CVS Pharmacy, Redner's and First Union Bank (collectively, "Major Tenants") and
(ii) one-half in number of the other tenants of the Improvements. Purchaser agrees not to object to (i) any non-material (as determined in Purchaser's reasonable judgment) qualifications or modifications which a tenant may make to the form of Tenant Estoppel and (ii) any modification to a tenant estoppel to conform the Tenant Estoppel to the form of tenant estoppel certificate the tenant is required to give under its lease and (iii) a statement by tenant that it is made to the tenant's knowledge. Purchaser's obligations under this Agreement to complete Closing and pay the Purchase Price shall not be relieved if Seller is unable to obtain any Tenant Estoppel required to be delivered for non-major tenants after using its reasonable efforts to obtain it if Seller instead, at Seller's sole option, executes a Tenant Estoppel for such required non-major tenant. If any such tenant does have a claim which would entitle it to set-off the amount of the claim against rent due under the lease and the amount of such claim is ascertainable, Seller shall have the right, at its sole option, to give Purchaser a credit against the cash portion of the Purchase Price in the amount of the claim; and, in such event, Purchaser shall complete Closing and take subject to such claim. If Seller has delivered a Seller Tenant Estoppel to Purchaser for one or more required non-major tenants and within ninety (90) days following Closing, Seller or Purchaser receives an acceptable Tenant Estoppel from any such tenant, then the Landlord's Tenant Estoppel for such required non-major tenant shall be deemed null and void. Seller agrees to send Subordination Non-Disturbance and Attornment Agreements to all the tenants required by Purchaser's lender, but Seller shall not be responsible for the tenants execution of them and their execution shall not be a condition of Closing.

                  (c) A copy of any renewal or expansion of an existing Lease or of any new Lease which Seller wishes to execute between the Effective Date and the date of Closing will be submitted to Purchaser prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt thereof of either its approval or disapproval, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Purchaser informs Seller that Purchaser does not approve the renewal or expansion of the existing Lease or the new Lease, which approval shall not be unreasonably withheld or conditioned, Seller shall have the option to cancel this Agreement by written notice thereof to Purchaser within five (5) business days after Seller's receipt of written notice of Purchaser's disapproval thereof, and upon refund and payment of the Earnest Money to Purchaser, neither party shall have any further liability or obligation hereunder. Purchaser has the right to void Seller's termination by agreeing to approve the lease or amendment in question within three (3) days of Seller's Notice of Termination. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the five (5) day time period for such purpose set forth above, such failure shall be deemed the approval by Purchaser. At Closing,



                                      19-

Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including legal fees, incurred by Seller pursuant to a renewal, an expansion or a new Lease approved (or deemed approved) by Purchaser.

         5.5 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller:

                  (a) Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of ERISA.

                  (b) Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person signing this Agreement on behalf of Purchaser is authorized to do so.

                  (c) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

         5.6 Survival of Purchaser's Representations and Warranties. The representation and warranties of Purchaser set forth in Section 5.5(a) shall survive Closing and shall be a continuing representation and warranty without limitation. All other representations and warranties of Purchaser shall survive Closing for a period of 180 days.

         5.7 Covenants of Purchaser. Purchaser hereby covenants with Seller that Purchaser shall, in connection with its investigation of the Property during the Inspection Period, inspect the Property for the presence of Hazardous Substances (as defined in Section 5. 1 (i) hereof), and shall furnish to Seller copies of any reports received by Purchaser in connection with any such inspection. Purchaser hereby assumes full responsibility for such inspections and, except for claims based on representations or warranties contained in Section 5.1(i), irrevocably waives any claim against Seller arising from the presence of Hazardous Substances on the Property. Purchaser shall also furnish to Seller copies of any other reports received by Purchaser relating to any other inspections of the Property conducted on Purchaser's behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act ("ADA"), 42 U.S.C. SS.12101, et seq., if applicable).

         5.8 Purchaser Assumption. Purchaser shall be responsible to comply with any notices concerning the existence of an uncorrected violation of law issued by any public authority after the date of this Agreement (including any fines, interest or penalties thereon due to non-



                                      20-
compliance therewith), and Purchaser shall indemnify, defend and exonerate and save Seller harmless from any claims therefor or any liability, loss, cost or expense arising therefrom, and, if such compliance must occur prior to the date of Closing to protect the Property, or to prevent the imposition of any fine or penalty, Seller may effect such compliance, and the reasonable cost thereof shall be deemed added to the Purchase Price and paid at Closing. Purchaser shall also be responsible for payment of any municipal assessment against the Property which is levied after the date of this Agreement. Purchaser shall have the same obligations to Seller with respect to any such violation notice or municipal assessment made after the date of Closing to the extent that the assessing entity claims that Seller shall have personal liability. Notwithstanding the foregoing, if the cost (as determined by an engineer selected by Seller and reasonably satisfactory to Purchaser) to correct violations of law issued after the date of this Agreement but prior to Closing would exceed $25,000, Purchaser shall have the right to terminate this Agreement by giving written notice thereof to Seller within five (5) days after Purchaser learns of such violations unless Seller agrees, within five (5) days after Seller's receipt of Purchaser's termination notice, to pay the cost in excess of $25,000. Purchaser agrees not to directly or indirectly request any governmental official to perform an inspection of the Property or to issue violation notices, but Purchaser may request during the Inspection Period a governmental official to disclose whether that official's records include any existing violation notices.


                                   ARTICLE VI

                                    DEFAULT

         6.1 Default by Purchaser. If Purchaser defaults under this Agreement, Seller, as its sold remedy, shall have the right to terminate this Agreement and receive and retain the Earnest Money hereunder.

         6.2 Default by Seller. In the event that Seller fails to consummate obligations this Agreement for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligation to execute the documents required to convey the Property to Purchaser, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Except as set forth in this Section to the contrary, Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before fifteen (15) days following the date upon which Closing was to have occurred.



                                      21-

                                  ARTICLE VII

                                  RISK OF LOSS

         7.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller performs any necessary repairs or, at Seller's option, assigns to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs not to exceed sixty (60) days, provided said extension does not cause Purchaser's financing to lapse or the rate of said financing to increase. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

         7.2 Major Damage. In the event of a "major" loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs not to exceed sixty (60) days, provided said extension does not cause Purchaser's financing to lapse or the rate of said financing to increase. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

         7.3 Definition of "Major" Loss or Damage. For purposes of Sections 7.1 and 7.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than Two Hundred Fifty Thousand Dollars ($250,000.00), and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If



                                      22-

Purchaser does not give notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.


                                  ARTICLE VIII

                                  COMMISSIONS

         8.1 Brokerage Commissions. In the event the transaction contemplated by this Agreement is consummated, but not otherwise, Seller agrees to pay to Landauer Associates, Inc. (the "Broker") at Closing a brokerage commission pursuant to a separate written agreement between Seller and Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this paragraph shall survive Closing or earlier termination of this Agreement.


                                   ARTICLE IX

                            DISCLAIMERS AND WAIVERS

         9.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that
(a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report.

         9.2 DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING



                                      23-

AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S LIMITED WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS" EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT, PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S



                                      24-

INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEANUP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER.

         9.3 Effect and Survival of Disclaimers. Seller and Purchaser acknowledge that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article IX. Seller and Purchaser agree that the provisions of this Article IX shall survive Closing.

         9.4 Representation by Counsel. Purchaser acknowledges that Purchaser has been represented by independent legal counsel of Purchaser's selection and Purchaser is granting the release set forth in Section 9.2 of its own violation and after consultation with Purchaser's counsel.


                                   ARTICLE X

                                 MISCELLANEOUS

         10.1 Confidentiality. Purchase and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Purchaser may disclose such data and information to the employees, consultants, accountants and attorneys of Purchaser provided that such persons agree in writing to treat such data and information confidentially. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly



                                      25-
return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Earnest Money to Purchaser, such Earnest Money shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligations to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 10.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in party, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach of threatened breach. The provisions of this Section 10.1 shall survive Closing.

         10.2 Public Disclosure. Prior to Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Purchaser and Seller and their respective counsel.

         10.3 Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

         10.4 Assignment. Purchaser may not assign its rights under this Agreement to anyone other than a Permitted Assignee (as hereinafter defined) without first obtaining Seller's written approval which may be given or withheld in Seller's sole discretion. Subject to the conditions set forth in this Section 10.4, Purchaser may assign its rights under this Agreement to a Permitted Assignee without the prior written consent of Seller. In the event that Purchaser desires to assign its rights under this Agreement to a Permitted Assignee, Purchaser shall sent written notice to Seller at least two (2) business days prior to the effective date of such assignment stating the name and, if applicable, the constituent persons or entities of the Permitted Assignee. Such assignment shall not become effective until such Permitted Assignee executes an instrument reasonably satisfactory to Seller in form and substance whereby the Permitted Assignee expressly assumes each of the obligations of Purchaser under this Agreement, including specifically, without limitation, all obligations concerning the Earnest Money. No assignment shall release or otherwise receive Purchaser from any obligations hereunder. For purposes of this Section 10.4 the term "Permitted Assignee" shall mean (a) a corporation in which Purchaser owns or controls a majority of the stock entitled to vote for directors, (b) a general partnership in which Purchaser is a general partner owning a majority of the total partnership interests therein,
(c) a limited partnership in which Purchaser is the sole general partner, or
(d) a limited partnership of which Purchaser or a principal of Purchaser or any parent,



                                      26-
affiliate or any wholly owned subsidiary of Purchaser is a general partner or to a limited liability company of which Purchaser or any principal of Purchaser or any parent, affiliate or any wholly owned subsidiary of Purchaser is a managing member. Notwithstanding anything to the contrary contained herein, Purchaser shall not have the right to assign this Agreement to any assignee which, in the reasonable judgment of Seller, will cause the transaction contemplated hereby or any party thereto to violate the requirement of ERISA. In order to enable Seller to make such determination, Purchaser shall cause to be delivered to Seller such information as is requested by Seller with respect to a proposed assignee and the constituent persons or entities of any proposed assignee, including specifically, without limitation, any pension or profit-sharing plans related thereto.

         10.5 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

                      If to Seller:

                      The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas
                      New York, NY 10104
                      Attention:  Law Department - Real Estate
                      Telecopy:  212-707-7977

                      with a copies to:

                      Lend Lease Real Estate Investments, Inc.
                      Monarch Tower
                      3424 Peachtree Road, N.E.
                      Suite 800
                      Atlanta, GA  30326
                      Attention:  Mark Hillis
                      Telecopy:  404-848-8902



                                      27-

                           Lend Lease Real Estate Investments, Inc.
                           5775 Peachtree Dunwoody Road
                           Suite 2000
                           Atlanta, GA 30342
                           Attention: David Denney
                           Telecopy: 404-705-5840

                                    AND

                           Wolf, Block, Schorr and Solis-Cohen LLP
                           12th Floor Packard Building
                           Philadelphia, PA 19102
                           Attention:  James S. Burns
                           Telecopy: 215-977-2346

                           If to Purchaser:

                           Weingarten Properties, Inc.
                           One Wynnewood Road, Suite 200
                           Wynnewood, PA 19096
                           Attn: Bryan S. Weingarten
                           Telecopy: (610) 896-9681

                           with a copy to:


                           Weingarten Properties, Inc.
                           One Wynnewood Road, Suite 200
                           Wynnewood, PA 19096
                           Attn: Jerry Rosenberg, General Counsel
                           Telecopy: (610) 896-9681

         10.6 Binding Effect. This Agreement shall not be binding in any way upon Seller unless and until (a) Seller shall execute and deliver the same to Purchaser, (b) each stage of Seller's investment approval process has approved this transaction, and (c) Seller's Investment Committee has thereafter given its written approval thereof. If Seller has not given Purchaser written notice (the "Approval Notice") of such approvals on or before December 9, 1998 (the "Approval Deadline"), or if prior to the Approval Deadline Seller notifies Purchaser in writing that this Agreement has been disapproved by the persons or entities referred to in clauses (b) or (c) of the preceding sentence, then this Agreement shall be deemed terminated and Purchaser shall be entitled to the return of the Earnest Money. It is understood and agreed that at each stage



                                      28-
of Seller's investment approval process, Seller or its investment advisor, Lend Lease, shall each have the right, in its unfettered discretion, to disapprove the transaction contemplated by this Agreement for any reason whatsoever, without obligation thereafter to proceed to the next stage of Seller's investment approval process. Seller's approval of this Agreement shall be evidenced only by both Seller's execution of this Agreement and Seller's sending of the Approval Notice to Purchaser prior to the Approval Deadline and, accordingly, Purchaser acknowledges and agrees that Purchaser cannot and will not rely upon any other statement or action of Seller or its representatives as evidence of Seller's approval of this Agreement or the subject matter hereof.

         10.7 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

         10.8 Tenant Notification Letters. Purchaser shall deliver to each and every tenant of the Property under a Lease thereof a signed statement acknowledging Purchaser's receipt and responsibility for each tenant's security deposit (to the extent delivered by Seller to Purchaser at Closing), if any, all in compliance with and pursuant to the applicable provisions of applicable law. The provisions of this paragraph shall survive Closing.

         10.9 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., local time.

         10.10 Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

         10.11 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

         10.12 Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with



                                      29-
respect to any materials delivered by Seller to Purchaser with respect to the Property. The provisions of this Section 10. 12 shall survive Closing.

         10.13 Counterparts. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

         10.14 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

         10.15 Applicable Law. This Agreement is performable in the state in which the Property is located and shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the laws of such state. Seller and Purchaser hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the state in which the Property is located in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the state in which the Property is located. Purchaser and Seller agree that the provisions of this section 10. 15 shall survive the Closing of the transaction contemplated by this Agreement.

         10.16 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

         10.17 Exhibits and Schedules. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:


                  (a)      Exhibit A        Legal Description of the Land
                  (b)      Exhibit B        Personal Property
                  (c)      Exhibit C        Lease Schedule
                  (d)      Exhibit D        Operating Agreements Schedule
                  (e)      Exhibit E        Tenant Estoppel Form
                  (f)      Schedule 4.2(a)  Deed
                  (g)      Schedule 4.2(b)  Bill of Sale
                  (h)      Schedule 4.2(c)  Assignment of Leases and Contracts
                  (i)      Schedule 4.2(f)  Tenant Notice
                  (j)      Schedule 4.2(i)  FIRPTA Affidavit
                  (k)      Schedule 4.2(c)  ERISA Statement



                                      30-

         10.18 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

         10.19 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

         10.20 Termination of Agreement. It is understood and agreed that if either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

         10.21 Survival. The provisions of this Article 10 and of the following Sections of this Agreement shall survive Closing or any termination of this Agreement prior thereto and shall not be merged into the execution and delivery of the Deed: 3. 1; 4.2(j); 4.4; 5.3; 5.6; 8.1, 9.3, 10.1, 10.8, 10.12
and 10.5 The foregoing is in addition to and not in exclusion of any survival provisions elsewhere set forth in this Agreement.

         10.22 No Recordation. Neither this Agreement nor any memorandum of the terms hereof shall be recorded or otherwise placed of public record and any breach of this covenant shall, unless the party not placing same of record is otherwise in default hereunder, entitle the party not placing same of record to pursue its rights and remedies under Article VI.

         10.23 Limited Liability. The obligations of Seller arising by virtue of this Agreement shall be limited to the interest of Seller in the Property and the proceeds of any sale or other transfer of Seller's interest in the Property and resort shall not be held to any other assets of Seller.

         10.24 Waiver of Tender of Deed and Purchase Monies. The tender of an executed Deed by Seller and the tender by Purchaser of the portion of the Purchase Price payable at Closing are hereby mutually waived except as otherwise provided in Sections 4.2 and 4.3; provided, however, nothing herein contained shall be construed as a waiver of Seller's obligation to deliver the Deed and/or of the concurrent obligation of Purchaser to pay the Purchase Price payable at closing.

         10.25 Effective Date. The Effective Date shall be the date this Agreement has been executed by both Purchaser and Seller.



                                      31-

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

                           SELLER:



                           EML ASSOCIATES, a New York general
                           partnership

                           By:      ML/EQ REAL ESTATE PORTFOLIO, LP,
                                    its Managing Venturer

                                    By:      EREIM MANAGERS CORP., its
                                             General Partner


                                             By: /s/ J. Mark Hills
                                                -------------------------------
                                                Name:  J. Mark Hills
                                                Title: Vice President

                           PURCHASER:

                           Weingarten Properties, Inc.


                           By: /s/ Bryan S. Weingarten
                              -------------------------------------
                           Name: Bryan S. Weingarten
                           Title: President



                                      32-

          ATTACHED TO AND FORMING A PART OF TITLE INSURANCE COMMITMENT Order No.: D214690MA
            DAL98-012075



                                   SCHEDULE C

                            DESCRIPTION and RECITAL


ALL THOSE CERTAIN premises located in Richland Township, Bucks County, Pennsylvania as surveyed by Hopkins and Scott, Inc., Registered Surveyors, more fully described as follows, to wit:

BEGINNING at a point on the center line of the West End Boulevard (PA L.R. #153-Section 22, U.S. Rt. #309, width varies), said point being the Southwesterly corner of the herein described lands and the Northwesterly right of way line of "Quakers Way"; thence from said beginning point and being along the center line of the West End Boulevard North Seventeen degrees, Six minutes, Fifty-eight seconds West, One Thousand Two Hundred Twenty-four and Twelve One-hundredths feet to a point, having crossed over Beaver Run, said point being a corner of lands of Quakertown East, Inc.; thence leaving the West End Boulevard and being along lands of Quakertown East, Inc., re-crossing Beaver Run, North Seventy-eight degrees, Fifty-six minutes, Six seconds East, Eight Hundred Fifty-four and Thirty-one One-hundredths feet to an iron pin, a corner of lands of Quakertown East, Inc. and Quakers Green; thence along lands of Quakers Green South Five degrees Fifty minutes Twenty seconds East, One Thousand Ninety-nine and Three One-hundredths feet to an iron pin, an angle point; thence still along lands of Quakers Green South Two degrees, Nine minutes, Twenty-eight seconds East, Sixty and Eight-one One-hundredths feet to an iron pin on the Northerly side line of proposed Quakers Way (Sixty feet wide); thence being partly along the Northerly side line of proposed Quakers Way South Seventy-three degrees, Seven minutes, Two seconds West, Six Hundred Eighteen and Ninety Three One-hundredths feet to the first mentioned point and place of beginning.

BEING:  Richland Mall, Richland Township, Bucks County, PA.

BEING COUNTY PARCEL NO. 36-17-23

BEING the same premises which Richland Mall Associates, a Pa. Limited Partnership by Deed dated 7/19/1988 and recorded in Bucks County, in Deed Book 2029 page 743 conveyed unto E.M.L. Associates, a N.Y. General Partnership, in fee.

                                 RICHLAND MALL



                                 Equipment List



4    2-way radios & chargers. Motorola Radius SP50
3    Inside trash cans
3    Outside trash cans
2    Trash bins
6    Ladders various sizes
12   50lb boxes of salt
1    Line painting machine with paint & stencils
2    Flat bed carts
1    Large trailer shed
1    Lawn tractor with plow & mower attachments
1    Snow blower
1    Push mower
1    Box 48" light bulbs
12   1,000 watt parking lot lights
1    150 watt high hat lights
3    Ballast for parking lot lights
1    Electric hedge trimmer
1    Weed wacker
1    Leaf blower
1    Fire proof paint cabinet
1    Work bench
1    Floor machine with 5 gallon floor stripper
1    Marquee pole with letters
1    Tool box

Other miscellaneous hand tools and office equipment (each item is approximately valued under $100).


                                  EXHIBIT "A"

                              PRIME PROPERTY FUND
                                 RICHLAND MALL
                                 QUAKERTOWN, PA


                               SCHEDULE OF LEASES
                             As of October 29, 1998


1.  BON-TON DEPARTMENT STORES, INC.

    (a) Landlord's Waiver and Consent dated March 31, 1997 by and among EML Associates ("Landlord"), The Bon-Ton Department Stores, Inc. ("Company") and General Electric Capital Corporation ("Agent").
    (b) Lease dated December 9, 1975 between Richland Mall Associates ("Lessor") and Hess's, Inc. ("Lessee").
    (b) Amendment Agreement dated November 21, 1977 between Richland Mall Associates ("Lessor") and Hess's, Inc. ("Lessee").
    (c) Modification of Lease Agreement dated June 30, 1978 between Richland Mall Associates ("Lessor") and Hess's, Inc. ("Lessee").
    (d) Estoppel Certificate dated September 23, 1994 from EML Associates, consented to by Hess's Department Stores, Inc. and joined by The Bon-Ton Stores, Inc.
    (e) Assignment and Assumption of Lease dated September 30, 1994 between Hess's Department Stores, Inc. and The Bon-Ton Stores, Inc.


2.  CVS

    (a) Lease dated March 27, 1997 between EML Associates ("Landlord") and Quakertown CVP, Inc. ("Tenant").
    (b) Guaranty dated March 27, 1997 from CVS Corporation ("Guarantor) to EML Associates ("Landlord").

3.  CORESTATES BANK

    (a) Lease dated November 10, 1975 between Montgomery Development Company ("Agent") for Richland Mall Associates ("Landlord") and First National Bank ("Tenant").

    (b) Merger of CoreStates Bank and First Union National Bank effective April 28, 1998.

4.   FOOTLOCKER

    (a) Lease dated June 29, 1990 between EML Associates ("Landlord") and Kinney Shoe Corporation d/b/a Footlocker ("Tenant").

5.   LARMON PHOTO

    (a) Lease dated July 9, 1991 between EML Associates ("Landlord") and Larmon Photo, Inc. d/b/a/ Larmon Photo ("Tenant").



    (b) Letter Amendment dated January 15, 1996 between EML Associates ("Landlord") and Larmon Photo ("Tenant").


6. PEARLE VISION, INC.

    (a) Lease dated December 13, 1991 between EML Associates ("Landlord") and Pearle Vision, Inc. d/b/a Pearl Vision Center ("Tenant").

7. RADIO SHACK

    (a) Lease dated February 18, 1997 between EML Associates ("Landlord") and Tandy Corporation d/b/a/ Radio Shack ("Tenant").

8.  REDNER'S MARKET

    (a) Lease dated November 1, 1996 between EML Associates ("Landlord") and Redner's Markets, Inc. d/b/a Redner's Market ("Tenant").



                                  EXHIBIT "B"

                  List of Service Contracts for Richland Mall




Blooming Glen Contractors (snow removal)
P.O. Box 55
Skippack, PA 19474
Phone (610) 584-2975
Fax   (610) 584-5432
Contact: Stephen M. Nelson


American Building Maintenance Company
444 E. City Line Avenue
Bala Cynwyd, PA 19004
Contact: James Scranton


BudTel Associates (pay telephones)
10050 Roosevelt Boulevard
Suite 9 & 10
Philadelphia, PA 19116
Phone (215) 698-9900
Fax (215) 698-2851


SecurityLink (sprinkler monitoring)
111 Windsor Drive
Oak Brook, Illinois 60521-9670
Phone (717) 455-9414









                                  EXHIBIT "C"

                                   Exhibit E

                              TENANT ESTOPPEL FORM

                                                       __________________, 199_

[PURCHASER]

Re: Lease dated ________________________________________________,199 _ (the
"Lease") executed between ___________________________________________
("Landlord"), and ("Tenant"), for those premises located at ___________________
__________________________________

Gentlemen:

         The undersigned Tenant understands that you or your assigns intend to acquire that property located at ___________________________ (the "Property") from EML Associates ("Seller"). The undersigned Tenant does hereby certify to you as follows:

         A. The Lease consists only of the documents identified in Items 1 and 2 on Schedule A attached hereto ("Schedule A").

         B. The Lease is in full force and effect and has not been modified, supplemented, or amended as indicated in Item 2 on Schedule A.

         C. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

         D. Tenant does not claim any offsets or credits against rents payable under the Lease.

         E. Tenant has not paid a security or other deposit with respect to the Lease, except as shown on Item 3 of Schedule A.

         F. Tenant has fully paid rent on account of the month of _________, 199__; the current base rent under the Lease is shown on Item 4 of Schedule A.

         G. Tenant has not paid any rentals in advance except for the current month of ______________________, 199_.

         H.       The term of the Lease will terminate on the date indicated in
                  Item 4 on Schedule A.

         I. Except as shown in Item 6 on Schedule A, Tenant has no options to renew or extend the term of the Lease right of first refusal or option to purchase the Property or any part thereof .


         This certificate may be relied upon by you, your mortgagee and Seller in completing the sale of the Property.

                                    Very truly yours,

                                    ------------------------------------


                                    By:
                                       ---------------------------------

                                    Title:
                                          ------------------------------



                                      2-

Schedule A

1.       Lease:

         Landlord:
         Tenant:
                  --------------------
         Suite #:
                  --------------------
         Date:
                  --------------------

2.       Modifications and/or Amendments

         (a)      Date:
                           --------------------
         (b)      Date:
                           --------------------
         (c)      Date:
                           --------------------

3.       Security Deposit
         (currently held by
         Landlord) $
                    -------------------

4.       Monthly Base Rent
         for current term
         of Lease  $
                    -------------------

5.       Commencement Date:
                                    --------------------
         Termination Date
                                    --------------------

6.       Right of First refusal     to Lease          to Purchase
         or option
                                    -----------       -------------
         (if none, state "None")
         If "yes", does such right or option still exist or has such right or option been exercised or waived?

         Still Exists               Exercised                Waived
                     -----                   ------                 ------



                                      3-

                                Schedule 4.2(a)

                             SPECIAL WARRANTY DEED

COMMONWEALTH OF PENNSYLVANIA        :
                                    :  SS.
COUNTY OF PHILADELPHIA              :


KNOW ALL MEN BY THESE PRESENTS:

         THAT EML ASSOCIATES a New York general partnership (hereinafter referred to as "Grantor"), for and in consideration of the sum of ____________ Dollars ($_____________.00) and other good and valuable consideration to it in hand paid by _________________________________________, a __________________
(hereinafter referred to as "Grantee"), whose mailing address is___________________________, the receipt and sufficiency of which consideration are hereby acknowledged, and upon and subject to the exceptions hereinafter set forth on Exhibit B hereto, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property situated in ______________ County, ______________, described on Exhibit A attached hereto and made a part hereof for all purposes, together with all and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in any wise appertaining thereto, and together with all improvements located thereon and any right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (said land, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to as the "Property").

         This conveyance is made subject and subordinate to those agreements, easements, restrictions, encumbrances and other exceptions to title (the "Permitted Exceptions") set forth on Exhibit B attached hereto and made a part hereof.

         TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

         IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of the ________ day of January, 1999.



                       EML ASSOCIATES, a New York general
                       partnership

                       By:   ML/EQ REAL ESTATE PORTFOLIO, LP,
                             its Managing Venturer

                             By:   EREIM MANAGERS CORP., its
                                   General Partner


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:

COMMONWEALTH OF PENNSYLVANIA     :
                                 :  SS.
COUNTY OF PHILADELPHIA           :



         On the ___ day of January, 1999, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared _________ ___________________, who acknowledge himself/herself to be a __________________
of EML Associates, a New York general partnership, and that he/she being authorized to do so executed the foregoing instrument on behalf of such general partnership for the purposes therein contained and desired that it may be recorded.

         WITNESS my hand and seal the day and year aforesaid.


                                     ------------------------------
                                     Notary Public

                                     My Commission Expires:

                   EXCEPTIONS TO BE AGREED UPON PRIOR TO THE
                     EXPIRATION OF THE TITLE EXAM DEADLINE



























                                   EXHIBIT B

                                Schedule 4.2(b)

                          BILL OF SALE AND ASSIGNMENT


         THAT this BILL OF SALE AND ASSIGNMENT (this "Bill of Sale") is made from EML ASSOCIATES, a New York general partnership ("Assignor") to ___________ __________________________,


                                    RECITALS


         A. Concurrently with the execution and delivery of this Bill of Sale, Assignor is conveying to Assignee, by Special Warranty Deed (the "Deed") that certain tract of land (the "Land") more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements").

         B. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain the Assigned Properties (as hereafter defined), subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER to Assignee the following (collectively, the "Assigned Properties"):

                  (a) The personal property owned by Assignor upon the Land or within the Improvements, including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash) used in connection with the operation of the Land and the Improvements (collectively, the "Personal Property"); and

                  (b) All of Assignor's right, title and interest in and to all assignable warranties and guaranties (express or implied) issued in connection with the Improvements or the Personal Property (collectively, the "Warranties"); provided, however, that Assignor makes no representation or warranty with respect to the existence, availability or assignability of any Warranties.

         ASSIGNOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE PERSONAL PROPERTY, AND THE SAME IS SOLD IN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS. BY

EXECUTION OF THIS BILL OF SALE, ASSIGNEE AFFIRMS THAT IT HAS NOT RELIED ON ASSIGNOR'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PERSONAL PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT ASSIGNOR MAKES NO WARRANTY THAT THE PERSONAL PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE, AND THAT THE PERSONAL PROPERTY IS BEING SOLD TO ASSIGNEE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY.

         This Bill of Sale is made by Assignor and accepted by Assignee subject to the "Permitted Exceptions" described in the Deed, to the extent that same are validly existing and affect the Assigned Properties.

         TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Assignor, but not otherwise, subject to the Permitted Exceptions described in the Deed.

         EXECUTED to be effective as of the _____________ day of January, 1999.

                                    ASSIGNOR:

                                    EML ASSOCIATES, a New York general
                                    partnership

                                    By:   ML/EQ REAL ESTATE PORTFOLIO, LP,
                                          its Managing Venturer

                                          By:   EREIM MANAGERS CORP., its
                                                General Partner


                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:

                                    ASSIGNEE:
                                    -----------------------------,
                                    a
                                      ----------------------------


                                                By:
                                                   ---------------------------
                                                   Name:
                                                        ----------------------
                                                   Title:
                                                         ---------------------


                                      2-

                                Schedule 4.2(c)

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS


         THAT this ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Assignment") is made by and between EML ASSOCIATES, a New York general partnership ("Assignor"), and __________________________, a ______________________________,
("Assignee").

                                    RECITALS

         A. Concurrently with the execution and delivery of this Assignment, Assignor is conveying to Assignee by Special Warranty Deed (the "Deed") that certain tract of land (the "Land") more specifically described in Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements") and the personal property owned by Assignor upon the Land or within the Improvements (the "Personal Property").

         B. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain, all of Assignor's right, title and interest in and to the Contracts (as hereinafter defined), subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, CONVEY, TRANSFER, SET-OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to the following (collectively, the "Contracts").

                  (a) all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Assignor (collectively, the "Leases"), all of such Leases being more particularly described in Exhibit B attached hereto and made a part hereof; and

                  (b) the contracts and agreements Assignee has agreed to assume relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property, including specifically, without limitation, all service contracts, leasing commission agreements and assignable equipment leases (collectively, the "Operating Agreements"), such Operating Agreements being more fully described in Exhibit C attached hereto and made a part hereof; provided, however, that Assignor makes no representation or warranty with respect to the assignability of any of the Operating Agreements.

         This Assignment is made by Assignor and accepted by Assignee subject to the "Permitted Exceptions" described in the Deed, to the extent that same are validly existing and affect the Contracts.

         By execution of this Assignment, Assignee assumes and agrees to perform all of the covenants, agreements and obligations under the Contracts listed on Exhibits B and C binding on Assignor or the Land, Improvements, or Personal Property (such covenants, agreements and obligations being herein collectively referred to as the "Contractual Obligations"), as such Contractual Obligations shall arise or accrue from and after the date of this Assignment. Without limiting the generality of the preceding sentence, Assignee acknowledges the receipt of all security deposits described in the Leases and agrees to apply same in accordance with the terms of the Leases. Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) with respect to any of the Contractual Obligations that arise or accrue after the date of this Assignment.

         Assignor agrees to indemnify, hold harmless and defend Assignee from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) with respect to any of the Contractual Obligations that arise or accrue prior to the date of this Assignment except as otherwise provided in the Purchase and Sale Agreement dated November ___, 1998 between Assignor and Assignee ("Purchase Agreement").

         ASSIGNEE ACKNOWLEDGES THAT IT HAS INSPECTED THE CONTRACTS AND THAT THIS ASSIGNMENT IS MADE BY ASSIGNOR AND ACCEPTED BY ASSIGNEE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, AND WITHOUT RECOURSE AGAINST ASSIGNOR, EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE PURCHASE AGREEMENT.

         TO HAVE AND TO HOLD all and singular the Contracts unto Assignee, its successors and assigns, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER defend all and singular the Contracts unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim the same, or any part thereof, by, through or under Assignor, but not otherwise, subject to the Permitted Exceptions described in the Deed.



                                      2-

         EXECUTED to be effective as of the __ day of January, 1999.


                                    ASSIGNOR:


                                    EML ASSOCIATES, a New York general
                                    partnership

                                    By:    ML/EQ REAL ESTATE PORTFOLIO, LP,
                                           its Managing Venturer

                                           By:    EREIM MANAGERS CORP., its
                                                  General Partner


                                                  By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                    ASSIGNEE:

                                    -----------------------------,
                                    a
                                      ----------------------------

                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------



                                      3-

                                Schedule 4.2(f)

                           TENANT NOTIFICATION LETTER

                                 January, 1999


[Name and Address of Tenant]

                  Re:      Sale of Richland Mall

Gentlemen:

                  Please be advised that _____________________________________
("Purchaser") has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease dated ________________________________, 199_
(the "Lease), from EML ASSOCIATES ("EML"), the previous owner thereof. In connection with such purchase, Equitable has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $ ____________________ (the "Security Deposit") to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit, the intent of Purchaser and EML being to relieve EML of any liability for the return of the Security Deposit.

                  All rental and other payments that become due subsequent to the date hereof should be payable to __________________________________________
and should be addressed as follows:

                                            -----------------------------
                                            -----------------------------
                                            -----------------------------


                  In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to

_____________________________________________________  at the address above.

                                    Very truly yours,


                                    [NAME OF PURCHASER]


                                    By:
                                       ----------------------------------

                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------


                                    EML ASSOCIATES, a New York general
                                    partnership

                                    By:    ML/EQ REAL ESTATE PORTFOLIO, LP,
                                           its Managing Venturer

                                           By:    EREIM MANAGERS CORP., its
                                                  General Partner


                                                  By:
                                                     --------------------------
                                                     Name:
                                                     Title:



                                      2-

                                Schedule 4.2(i)


                                FIRPTA AFFIDAVIT


COMMONWEALTH OF PENNSYLVANIA     :
                                 :  SS.
COUNTY OF PHILADELPHIA           :


KNOW ALL MEN BY THESE PRESENTS:

         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform
______________________________, a _______________________ ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by EML Associates ("Transferor"), the undersigned hereby certifies as follows:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2.       Transferor's U.S. employer identification number is:
# ________________ ;

         3. Transferor's office address is 1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019.

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

                  EXECUTED effective as of the __________ day of January, 1999.

                                    EML ASSOCIATES, a New York general
                            partnership

                                    By:     ML/EQ REAL ESTATE PORTFOLIO, LP,
                                            its Managing Venturer

                                            By:     EREIM MANAGERS CORP., its
                                                    General Partner


                                                    By:
                                                       ------------------------
                                                       Name:
                                                       Title:



                  SWORN TO AND SUBSCRIBED BEFORE ME this ______ day of January, 1999.



                                            -------------------------------
                                            Notary Public in and for the
                                            Commonwealth of Pennsylvania


                                            [Printed or Typed Name of Notary]

                                            My Commission Expires:


                                      2-

                                Schedule 4.3(c)

                                ERISA STATEMENT

                                                             January ___, 1999


EML Associates
1290 Avenue of the Americas
New York, New York  10019

                  Re:  Sale of Richland Mall, Quakertown, PA

Gentlemen:

                  In connection with the sale of the above captioned property (the "Property") more particularly described on Exhibit A attached hereto by EML Associates to _______________________, a _________________, the undersigned hereby represents and certifies that it is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

                                        Very truly yours,


                                        ----------------------------------
                                        a
                                         ----------------


                                        By:
                                           -------------------------------

                                        Name:
                                             -----------------------------

                                        Title:
                                              ----------------------------

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


    THIS AGREEMENT made this 23rd day of December, 1998, between EML ASSOCIATES, a New York general partnership, as Seller, and WEINGARTEN PROPERTIES, INC., a Pennsylvania corporation, as Purchaser.

                           BACKGROUND OF TRANSACTION



     A. Seller and Purchaser entered into an Agreement of Purchase and Sale dated as of November 19, 1998 ("Purchase Agreement").

     B. Purchaser has requested an adjustment of the Purchase Price to reflect certain deferred maintenance and other deficiencies Purchaser believes to exist at the Property. Seller and Purchaser wish to amend certain provisions of the Agreement of Sale as more specifically set forth below:

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, covenant and agree as follows.

     1. Adjustment of Purchase Price. The Purchase Price is hereby reduced from $9,100,000 to $9,060,000.

     2. Bon Ton Payment. If Closing is completed, Seller shall assign to Purchaser the $45,000 payment of delinquent CAM Charges that Bon Ton Department Stores is obligated to pay Seller pursuant to a proposed Lease Amendment No. 3 ("Proposed Amendment") assuming the Proposed Amendment is approved by Seller, Purchaser and Bon Ton Department Stores and executed. If Seller collects the $45,000 Bon Ton payment prior to Closing, Seller will deliver that payment to Purchaser at closing by a credit against the Purchase Price. If the proposed Amendment is executed prior to Closing, Seller shall pay to Bon Ton Department Stores the $12,793.15 reimbursement referred to in the Proposed Amendment. The Proposed Amendment entitles Bon Ton Department Stores to be reimbursed by the Landlord for $10,000 of mall improvements. If Closing is completed, Purchaser shall be responsible for the $10,000 reimbursement. Seller and Purchaser agree to cooperate in good faith with each other to finalize the Proposed Amendment. If the Proposed Amendment is not executed by Closing, Seller shall give Purchaser a $12,793.15 credit against the Purchase Price.

     3. Approvals. Purchaser agrees that it has approved the Title Commitment and the Survey and that the Deed will contain as title exceptions the exceptions set forth on Schedule B-2 of Purchaser's Title Commitment, except that exception 10 will be deleted and replaced by a paragraph referring to tenants under written leases. Purchaser confirms that it has satisfied itself with respect to the Property and Leases and has elected not to terminate the Purchase Agreement pursuant to Section 3.2 of the Purchase Agreement.

     4. No Default. Purchaser confirms that Seller has delivered to Purchaser all documents that Purchaser has requested pursuant to Section 3.1 or elsewhere in the Purchase Agreement. Purchaser agrees and confirms that Seller is not currently in default under the Purchase Agreement.

     5. Extension of Closing Date. The Closing Date is extended from January 20, 1999 to January 27, 1999. Time is of the essence.

     6. Ratification. Except as expressly amended hereby, the terms and conditions of the Purchase Agreement shall remain in full force and effect, and the parties hereto ratify the effectiveness of the Purchase Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

                                      SELLER:


                                      EML ASSOCIATES, a New York general
                                      partnership

                                      By:  ML/EQ REAL ESTATE PORTFOLIO, LP.
                                           its Managing Venturer

                                           By:  EREIM MANAGERS CORP., its
                                                General Partner


                                                By: /s/  J. Mark Hillis
                                                    ---------------------------
                                                    Name: J. Mark Hillis
                                                    Title: Vice President


                                      PURCHASER:

                                      Weingarten Properties, Inc.


                                      By:  /s/  Bryan S. Weingarten
                                          -------------------------------------
                                      Name: Bryan S. Weingarten
                                            President




                                      -2-